Other investments	12 Months Ended
Dec. 31, 2024
Other investments [Abstract]
Other Investments
11.	Other investments

The Group’s investments in equity instruments are long term and strategic in nature and are not held for the purpose of trading. The Group has elected to designate these other investments at FVOCI. The fair value of the Group’s investments in equity instruments are as follows:

	2024 US$’000	2023 US$’000	2022 US$’000
Investment in ZeroNorth A/S (formerly known as Alpha Ori Technology Holdings Pte Ltd “Alpha Ori”)	2,344	3,428	3,269
Investment in Diginex Solutions (HK) Limited (“Diginex”)	525	525	501
Investment in Clean Hydrogen Works, LA-1, LLC (“CHW-LA1”)	20,000	20,000	55
Investment in Vanguard Tech, Inc. (“Vanguard”)	200	-	-
	23,069	23,953	3,825

The Group does not hold more than 20% equity interest in these other investments. They are equity instruments without readily determinable fair values and over which the Group has neither significant influence nor control through investments in common stock or in-substance common stock. Therefore, it is precluded from applying the equity method of accounting.

CHW-LA1

In 2023, the Group acquired additional minority ordinary shares of CHW-LA1 with total consideration of US$10 million. A fair value gain of US$9.9 million was also recognised in the other comprehensive income (Note 24 (f)) due to the observable price change, in relation to the ordinary shares of CHW-LA1 held by the Group prior to this additional investment during the financial year 2023.

Diginex

In 2023, the Group injected additional working capital in Diginex, in the form of a convertible loan note of US$0.25 million. A fair value loss of US$0.22 million was also recognised in the other comprehensive income (Note 24 (f)) due to observable price change, in relation to the Group’s investment in the ordinary shares of Diginex.

ZeroNorth (formerly known as Alpha Ori)

On 30 October 2023, the Group, along with other Alpha Ori’s shareholders, entered into a Share Purchase Agreement with ZeroNorth A/S to sell its entire stake in Alpha Ori to ZeroNorth A/S in exchange for newly issued shares in ZeroNorth A/S. The transaction was completed in February 2024, with the Group subsequently becoming shareholders of ZeroNorth A/S.

On 26 January 2024, the Group entered into a pre-merger promissory loan note agreement with Alpha Ori of US$0.4 million, to be repaid on completion of the merger. After the completion of the merger, the pre-merger promissory loan note was converted into equity.

Following the merger completion on 19 February 2024, the Group disposed of half its shareholdings in ZeroNorth, and recognised an immediate loss of US$0.6 million in profit or loss. For the financial year ended 31 December 2024, the Group remeasured its investment in ZeroNorth and recorded a net fair value change of US$1.2 million in other comprehensive income (Note 24(f)), based on the observable price change related to the share disposal on 19 February 2024.

On 10 April 2024, the Group injected additional working capital in ZeroNorth in the form of a convertible note of US$0.3 million.

Vanguard

On 15 November 2024, the Group acquired ordinary shares of Vanguard with total consideration of US$0.2 million.